UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2009
_________________

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway
Suite 212
Boca Raton, FL 33432
(Address of principal executive offices and Zip Code)

(561) 953-4353
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Secured Convertible Note and Warrant Purchase Agreement

On April 30, 2009, Bonds.com Group, Inc. (“we,” “us” or the “Company’) entered into a Secured Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”) with an “accredited investor” (as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).   Pursuant to the terms and conditions of the Purchase Agreement, we raised gross proceeds on April 30, 2009 of $400,000.

The Purchase Agreement contains customary representations and warranties by the Company and the investor.  Additionally, the investor has been granted certain “piggyback” registration rights to include the shares of our common stock issuable upon conversion of the Note (defined hereafter) and exercise of the Warrants (defined hereafter) in registration statements filed by us to register our securities.

Secured Convertible Promissory Note; Security Agreement

In connection with the Purchase Agreement, we issued a Secured Convertible Promissory Note to the investor in the aggregate principal amount of $400,000 (the “Note”).  This Note, for which the entire outstanding principal amount is due and payable on April 30, 2011 (the “Maturity Date”), accrues interest at a rate of 10% per annum.  Accrued but unpaid interest is payable, in full, upon the earlier of (1) the conversion of the Note, or (2) on the Maturity Date.

The holder of the Note has the right, at any time prior to the Maturity Date, to convert the principal and interest due and payable into shares of our common stock at a conversion price equal to the lesser of (1) $0.375 per share, subject to certain anti-dilution adjustments, or (2) the price paid for our common stock in any future sale of our securities, exclusive of certain excluded transactions.

The Note is secured by security interests granted by us, along with our affiliated companies, Bonds.com Holdings, Inc. and Insight Capital Management, LLC, to the investor in generally all of our assets (except for a subordinated security in the domain name “bonds.com”), pursuant to the terms and conditions of a separate Amended and Restated Security Agreement also dated April 30, 2009.  The Note also provides for certain events of default as are customary in this type of transaction.

Common Stock Warrant

In connection with the Purchase Agreement, on April 30, 2009, we also issued to the investor a Common Stock Warrant (the “Warrant”).  The Warrant, which may be exercised at any time through and until April 30, 2014, provides the holder with the right to purchase shares of our common stock at an exercise price of $0.46875 per share, subject to certain anti-dilution adjustments.

Amended and Restated Security Agreement

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2008, we entered into a Secured Convertible Note and Warrant Purchase Agreement on September 24, 2008 (the “2008 Purchase Agreement”) with certain “accredited investors” (as such term is defined in Regulation D promulgated under the Securities Act), pursuant to which the accredited investors purchased certain promissory notes (the “2008 Notes”) from the Company.

In connection therewith, also on September 24, 2008, we entered into a Security Agreement with Bonds.com Holdings, Inc., Bonds.com, Inc., and Insight Capital Management, LLC (collectively, the “Debtors”) and the accredited investors (the “Security Agreement”), in order to secure the Company’s obligations to repay the 2008 Notes with all of the assets of the Debtors.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2009, we amended the Security Agreement on February 3, 2009 (the “February Amendment”).  The February Amendment removed our subsidiary, Bonds.com, Inc., as a guarantor under the Purchase Agreement and as a provider of a security interest under the Security Agreement with respect to the indebtedness evidenced by the 2008 Notes.

On April 30, 2009, we further amended and restated the Security Agreement (the “Amended and Restated Security Agreement”), to, among other things: (1) allow us to add the investor as a secured party; (2) allow us to add additional purchasers of promissory notes of up to an additional $2,100,000 as secured parties; and (3) clarify that Valhalla Investment Partners (defined hereafter) has a first priority security interest in the domain name “bonds.com” with respect to the indebtedness owed by us under the Valhalla Note (defined hereafter), and the other secured parties have a subordinated security interest in the domain name.

Item 3.02	Unregistered Sales of Equity Securities.

Secured Convertible Promissory Notes and Warrants

Pursuant to the Purchase Agreement described in Item 1.01 of this current report, on April 30, 2009, we sold, to an accredited investor, a Promissory Note in an aggregate principal amount of $400,000.  On such date, this Note could be converted by the investor into an aggregate of 1,066,667 shares of our common stock.  Additionally, we issued Warrants to this Investor to purchase an aggregate of 266,672 shares of our common stock at an initial exercise price of $0.46875 per share.  This offer and sale was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act in reliance on representations and warranties made by the investor.

Issuance of Shares to Service Provider

On May 1, 2009, we issued 100,000 shares of Common Stock to a service provider in consideration for certain services provided to us.  The value of the services rendered were equal to $35,000.  This offer and sale was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act in reliance on representations and warranties made by the service provider.

All of such securities offered and sold by us have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information provided in this current report is not an offer to sell nor is it a solicitation of an offer for the purchase of any of our securities and is intended to comply with Rule 135c of the Securities Act.

Item 8.01	Other Events.

Amended and Restated Promissory Note

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2008, we issued a secured promissory note on April 24, 2008 (the “Valhalla Note”) to Valhalla Investment Partners, L.P. (“Valhalla Investment Partners”), pursuant to which Valhalla Investment Partners agreed to make loans to us in an aggregate principal amount of up to $400,000.  The outstanding principal amounts of the Valhalla Note accrued interest at a rate of 9% per annum and all outstanding principal and interest were due and payable on or before April 30, 2009 (the “Maturity Date”).

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2008, we amended the Valhalla Note on July 8, 2008 to, among other things, (1) increase the amount outstanding under the Valhalla Note to an aggregate of $600,000, and (2) grant a security interest in the domain name “bonds.com” to Valhalla Investment Partners.

On April 30, 2009, we further amended and restated the Valhalla Note, to, among other things, (1) extend the Maturity Date to October 30, 3009, (2) decrease the amount outstanding under the Valhalla Note to an aggregate of $400,000, all of which remains outstanding as of the date of this filing, and (3) clarify that the holder of the Valhalla Note has a first priority security interest in the domain name “bonds.com”. Additionally, on April 30, 2009 we made a cash payment to the holder of the Valhalla Note in the amount of the accumulated but unpaid interest due thereunder as of April 30, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit	Description

10.1	Bonds.com Group, Inc. Secured Convertible Note and Warrant Purchase Agreement dated April 30, 2009

10.2	Form of Bonds.com Group, Inc. Secured Convertible Promissory Note

10.3	Form of Bonds.com Group, Inc. Common Stock Warrant

10.4	Bonds.com Group, Inc. Amended and Restated Security Agreement dated April 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 5, 2009

BONDS.COM GROUP, INC.

By.	/s/ John J. Barry IV
Name:	John J. Barry IV
Title:	Chief Executive Officer

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